                                                                    EXHIBIT 99.b


                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                           GEARY COURTYARD ASSOCIATES

                               DECEMBER 31, 1995

                           Geary Courtyard Associates



                               TABLE OF CONTENTS

                                                              PAGE

INDEPENDENT AUDITORS' REPORT                                    3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS, LIABILITIES AND PARTNERS'
       DEFICIT - INCOME TAX BASIS                               5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS            6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS          8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                 9


     NOTES TO FINANCIAL STATEMENTS                             10


SUPPLEMENTAL INFORMATION


     SCHEDULE OF CAPITAL IMPROVEMENTS RECLASSIFIED
       TO OPERATING EXPENSES                                   20

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT



To the Partners
Geary Courtyard Associates

     We have audited the accompanying statement of assets, liabilities and partners' deficit - income tax basis of Geary Courtyard Associates as of December 31, 1995, and the related statements of profit and loss - income tax basis (on HUD Form No. 92410), partners' deficit - income tax basis, and cash flows -income tax basis for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note A, these financial statements were prepared on the basis of accounting the Partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners' deficit of Geary Courtyard Associates as of December 31, 1995, and its profit and loss, changes in partners' deficit, and its cash flows for the year then ended, on the basis of accounting described in Note A.

     The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note B to the financial statements, the inability to generate sufficient cash flow to cover debt service payments has resulted in the Partnership's recurring operating deficits, and the Partnership is in default of its contractual obligations under the mortgage loan agreement. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                             /s/ REZNICK FEDDER SILVERMAN

Baltimore, Maryland
January 12, 1996

                           Geary Courtyard Associates

   STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' DEFICIT - INCOME TAX BASIS

                               December 31, 1995



                                     ASSETS

INVESTMENT IN REAL ESTATE
 Building                                       $19,276,225
 Furniture and equipment                            320,968
                                                -----------

                                                 19,597,193

 Less accumulated depreciation                    1,881,723
                                                -----------

                                                 17,715,470

 Land                                             3,429,188
                                                -----------

                                                 21,144,658
                                                -----------

OTHER ASSETS
 Cash                                                43,511
 Tenant accounts receivable                          62,610
 Prepaid expenses                                    48,931
 Tenant security deposits                            25,227
 Mortgage escrows                                    67,475
 Replacement reserve                                 93,346
 Loan costs, net of accumulated amortization
  of $50,530                                         93,267
                                                -----------
                                                    434,367
                                                -----------

                                                $21,579,025
                                                ===========


                       LIABILITIES AND PARTNERS' DEFICIT

  LIABILITIES APPLICABLE TO INVESTMENT IN REAL ESTATE

  Mortgages payable                       $18,900,000
  Deferred interest payable                   818,160
  Accrued interest payable - mortgages      5,722,503
  Accrued mortgage servicing fee              584,753
                                          -----------
                                           26,025,416
                                           ----------





OTHER LIABILITIES
 Accounts payable                              46,486
 Tenant security deposits                      37,376
                                           ----------

                                               83,862
                                           ----------



PARTNERS' DEFICIT                          (4,530,253)
                                           ----------

                                          $21,579,025
                                           ==========

                               U.S. DEPARTMENT OF HOUSING
                               AND URBAN DEVELOPMENT
Statement of Profit and        Office of Housing
Loss - Income Tax Basis        Federal Housing Commissioner OMB  Approval  No.  2502-0052  (exp.  8/31/92)
------------------------------------------------------------------------------------------------------------------------------------

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the
 Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban
 Development, Washington, D.C.  20410-3600, and to the Office of Management and Budget Paperwork Reduction Project
 (2502-0052), Washington, D.C. 20503.  Do not send this completed form to either of these addresses.
------------------------------------------------------------------------------------------------------------------------------------

For Month/Period                                          Project Number:   Project Name:
Beginning: 1/1/95  Ending:   12/31/95                     HUD Project       Geary Courtyard Apartments
                                                          No.:        N/A
------------------------------------------------------------------------------------------------------------------------------------

Part I                         DESCRIPTION OF ACCOUNT           ACCOUNT NO.       AMOUNT*
------------------------------------------------------------------------------------------------------------------------------------

                             Apartments or Member                     5120        $   355,505
                             Carrying Charges (Coops)
                             ---------------------------------------------------------------------------------------
                             Tenant Assistance Payments               5121        $
                             ---------------------------------------------------------------------------------------
RENTAL                       Furniture and Equipment                  5130        $
                             ---------------------------------------------------------------------------------------
INCOME                       Stores and Commercial                    5140        $
                             ---------------------------------------------------------------------------------------
5100                         Garage and Parking Spaces                5170        $    64,657
                             ---------------------------------------------------------------------------------------
                             Flexible Subsidy Income                  5180        $
                             ---------------------------------------------------------------------------------------
                             Miscellaneous (Specify) -                5190        $ 1,551,740
                             Premium rentals
                             -----------------------------------------------------------------------------------------------------
                             TOTAL RENT REVENUE   Potential at 100% Occupancy                                          $ 1,971,902
----------------------------------------------------------------------------------------------------------------------------------
                             Apartments                               5220        $(      394)
                             ---------------------------------------------------------------------------------------
                             Furniture and Equipment                  5230        $(         )
                             ---------------------------------------------------------------------------------------
VACANCIES                    Stores and Commercial                    5240        $(         )
 5200                        ---------------------------------------------------------------------------------------
                             Garage and Parking Spaces                5270        $(         )
                             ---------------------------------------------------------------------------------------
                             Miscellaneous (Specify) -                5290        $(  152,290)
                             Premium apartments
                             -----------------------------------------------------------------------------------------------------
                             TOTAL VACANCIES                                                                           $  (152,684)
                             -----------------------------------------------------------------------------------------------------
                             NET RENTAL REVENUE   Rent Revenue Less Vacancies                                          $ 1,819,218
----------------------------------------------------------------------------------------------------------------------------------
                             ELDERLY AND CONGREGATE SERVICES INCOME-5300
                             TOTAL SERVICE INCOME                     5300        $                                    $
                             (SCHEDULE ATTACHED)
----------------------------------------------------------------------------------------------------------------------------------
                             Interest Income-Project Operations       5410        $     1,202

--------------------------------------------------------------------------------------------------------------------
FINANCIAL                    Income from                              5430        $
REVENUE                      Investments-Residual
5400                         Receipts
                             ---------------------------------------------------------------------------------------
                             Income from                              5440        $     2,328
                             Investments-Reserve for
                             Replacement
                             ---------------------------------------------------------------------------------------
                             Income from                              5490        $     5,261
                             Investments-Escrows
                             -----------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL REVENUE                                                                   $     8,791
----------------------------------------------------------------------------------------------------------------------------------
                             Laundry and Vending                      5910        $    18,646
                             ---------------------------------------------------------------------------------------
                             NSF and Late Charges                     5920        $     1,035
                             ---------------------------------------------------------------------------------------
OTHER                        Damages and Cleaning Fees                5930        $     4,611
                             ---------------------------------------------------------------------------------------
REVENUE                      Forfeited Tenant Security                5940        $     1,892
                             Deposits
5900                         ---------------------------------------------------------------------------------------
                             OTHER REVENUE (SPECIFY)                  5990        $    20,166
                             -----------------------------------------------------------------------------------------------------
                             TOTAL OTHER REVENUE                                                                       $    46,350
                             -----------------------------------------------------------------------------------------------------
                             TOTAL REVENUE                                                                             $ 1,874,359
----------------------------------------------------------------------------------------------------------------------------------
                             Advertising                              6210        $    28,276
                             ---------------------------------------------------------------------------------------
                             Other Renting Expenses -                 6250        $    60,573
                             See Note G
                             ---------------------------------------------------------------------------------------
                             Office Salaries                          6310        $    20,798
                             ---------------------------------------------------------------------------------------
                             Office Supplies                          6311        $    11,709
                             ---------------------------------------------------------------------------------------
                             Office or Model Apartment Rent           6312        $
                             ---------------------------------------------------------------------------------------
ADMINISTRATIVE               Management Fee                           6320        $    73,481
                             ---------------------------------------------------------------------------------------
EXPENSES                     Manager or Superintendent Salaries       6330        $    41,594
                            ----------------------------------------------------------------------------------------
6200/6300                    Manager or Superintendent                6331        $    27,720
                             Rent Free Unit
                             ---------------------------------------------------------------------------------------
                             Legal Expenses (Project)                 6340        $
                             ---------------------------------------------------------------------------------------
                             Auditing Expenses (Project)              6350        $     9,995
                             ---------------------------------------------------------------------------------------
                             Bookkeeping Fees/Accounting Services     6351        $     4,560
                             ---------------------------------------------------------------------------------------
                             Telephone and Answering Services         6360        $     8,671
                             ---------------------------------------------------------------------------------------
                             Bad Debts                                6370        $       654
                             ---------------------------------------------------------------------------------------
                             Miscellaneous                            6390        $    90,815
                             Administrative Expenses
                             (Specify)
                             -----------------------------------------------------------------------------------------------------
                             TOTAL ADMINISTRATIVE EXPENSES                                                             $   378,846
-----------------------------------------------------------------------------------------------------------------------------------
                             Fuel Oil/Coal                            6420        $
                             ---------------------------------------------------------------------------------------
UTILITIES                    Electricity                              6450        $    32,205
                             ---------------------------------------------------------------------------------------
EXPENSE                      Water                                    6451        $    10,668
                             ---------------------------------------------------------------------------------------
6400                         Gas                                      6452        $    16,365
                             ---------------------------------------------------------------------------------------
                             Sewer                                    6453        $    16,034
                             -----------------------------------------------------------------------------------------------------
                             TOTAL UTILITIES EXPENSE                                                                   $    75,272
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                             Janitor and Cleaning Payroll             6510        $    32,663
                             ---------------------------------------------------------------------------------------
                             Janitor and Cleaning Supplies            6515        $     5,174
                             ---------------------------------------------------------------------------------------
                             Janitor and Cleaning Contract            6517        $
                             ---------------------------------------------------------------------------------------
                             Exterminating Payroll/Contract           6519        $
                             ---------------------------------------------------------------------------------------
                             Exterminating Supplies                   6520        $     1,740
                             ---------------------------------------------------------------------------------------
                             Garbage and Trash Removal                6525        $    17,216
                             ---------------------------------------------------------------------------------------
                             Security Payroll/Contract                6530        $    67,323
                             ---------------------------------------------------------------------------------------
                             Grounds Payroll                          6535        $     4,430
                             ---------------------------------------------------------------------------------------
                             Grounds Supplies                         6536        $     4,006
                             ---------------------------------------------------------------------------------------
OPERATING AND                Grounds Contract                         6537        $
                             ---------------------------------------------------------------------------------------
MAINTENANCE                  Repairs Payroll                          6540        $    16,001
                             ---------------------------------------------------------------------------------------
EXPENSES                     Repairs Material                         6541        $    24,219
                             ---------------------------------------------------------------------------------------
6500                         Repairs Contract                         6542        $
                             ---------------------------------------------------------------------------------------
                             Elevator Maintenance/Contract            6545        $    15,599
                             ---------------------------------------------------------------------------------------
                             Heating/Cooling Repairs and Maintenance  6546        $
                             ---------------------------------------------------------------------------------------
                             Swimming Pool Maintenance/Contract       6547        $
                             ---------------------------------------------------------------------------------------
                             Snow Removal                             6548        $
                             ---------------------------------------------------------------------------------------
                             Decorating Payroll/Contract              6560        $    13,839
                             ---------------------------------------------------------------------------------------
                             Decorating Supplies                      6561        $    11,476
                             ---------------------------------------------------------------------------------------
                             Other                                    6570        $
                             ---------------------------------------------------------------------------------------
                             Miscellaneous Operating                  6590        $    16,451
                             and Maintenance Expenses
                             -----------------------------------------------------------------------------------------------------
                             TOTAL OPERATING AND MAINTENANCE EXPENSES                                                  $   230,137
----------------------------------------------------------------------------------------------------------------------------------
                             Real Estate Taxes                        6710        $   171,666
                             ---------------------------------------------------------------------------------------
                             Payroll Taxes (FICA)                     6711        $    26,321
                             ---------------------------------------------------------------------------------------
                             Miscellaneous Taxes,                     6719        $     5,700
                             Licenses and Permits
                             ---------------------------------------------------------------------------------------
TAXES AND                    Property and Liability                   6720        $    56,345
                             Insurance (Hazard)
                             ---------------------------------------------------------------------------------------
INSURANCE                    Fidelity Bond Insurance                  6721        $
                             ---------------------------------------------------------------------------------------
6700                         Workmen's Compensation                   6722        $     4,928
                             ---------------------------------------------------------------------------------------
                             Health Insurance & Other                 6723        $    29,820
                             Employee Benefits
                             ---------------------------------------------------------------------------------------
                             Other Insurance (Specify)                6729        $
                             -----------------------------------------------------------------------------------------------------
                             TOTAL TAXES AND INSURANCE                                                                 $   294,780
----------------------------------------------------------------------------------------------------------------------------------
                             Interest on Bonds Payable                6810        $
                             ---------------------------------------------------------------------------------------
                             Interest on Mortgage Payable             6820        $ 1,740,600
                             ---------------------------------------------------------------------------------------
FINANCIAL                    Interest on Notes Payable (Long-Term)    6830        $
                             ---------------------------------------------------------------------------------------
EXPENSES                     Interest on Notes Payable (Short-Term)   6840        $
                             ---------------------------------------------------------------------------------------
6800                         Mortgage Insurance                       6850        $   109,643
                             Premium/Service Charge
                             ---------------------------------------------------------------------------------------
                             Miscellaneous Financial Expenses         6890        $    27,900
                             -----------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL EXPENSES                                                                  $ 1,878,143
----------------------------------------------------------------------------------------------------------------------------------
ELDERLY &                    Total Service                            6900                                             $
                             Expenses-Schedule Attached
                             -----------------------------------------------------------------------------------------------------
CONGREGATE                   Total Cost of Operations Before Depreciation                                              $ 2,857,178
                             -----------------------------------------------------------------------------------------------------
SERVICE                      PROFIT (LOSS) BEFORE DEPRECIATION                                                         $  (982,819)
                             -----------------------------------------------------------------------------------------------------
EXPENSES                     Depreciation (Total)-6600 (Specify)      6600                                             $   757,383
                             -----------------------------------------------------------------------------------------------------
6900                         OPERATING PROFIT OR (LOSS)                                                                $(1,740,202)
----------------------------------------------------------------------------------------------------------------------------------
                             Officer Salaries                         7110        $
                             ---------------------------------------------------------------------------------------
CORPORATE OR                 Legal Expenses (Entity)                  7120        $
                             ---------------------------------------------------------------------------------------
MORTGAGOR                    Taxes (Federal-State-Entity)           7130-32       $
                             ---------------------------------------------------------------------------------------
ENTITY                       Other Expenses (Entity)                  7190        $
                             ---------------------------------------------------------------------------------------
EXPENSES                     Amortization                             7190        $    20,055
                             ---------------------------------------------------------------------------------------
7100                         TOTAL CORPORATE EXPENSES                                                                  $    20,055
                             -----------------------------------------------------------------------------------------------------
                             NET PROFIT OR (LOSS)                                                                      $(1,760,257)
----------------------------------------------------------------------------------------------------------------------------------
Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001,
1010, 1012; 31 U.S.C. 3729, 3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
----------------------------------------------------------------------------------------------------------------------------------
PART II
----------------------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement                   $       N/A
    are less or more than those required under the mortgage.
----------------------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if                   $    28,704
    payments may be temporarily suspended or waived.
----------------------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and                     $      NONE
    Loss statement.
----------------------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                                          N/A
----------------------------------------------------------------------------------------------------------------------------------

                                 Page 2 of 2                    Form  HUD-92410
                       See notes to financial statements

                           Geary Courtyard Associates

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                         $(2,769,996)

Net loss                                              (1,760,257)
                                                      ----------

Partners' deficit, ending                            $(4,530,253)
                                                      ==========

                           Geary Courtyard Associates

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995





Cash flows from operating activities
Net loss                                            $(1,760,257)
Adjustments to reconcile net loss to net cash
provided by operating activities
Depreciation                                            757,383
Amortization                                             20,055
Changes in assets and liabilities
Increase in tenant accounts receivable                  (26,717)
Increase in prepaid expenses                             (8,896)
Decrease in net tenants' security deposits                6,665
Decrease in mortgage escrows                             (7,679)
Decrease in accounts payable                            (31,762)
Increase in accrued mortgage servicing fee              109,643
Increase in accrued interest payable                    978,600
                                                    -----------

Net cash provided by operating activities                37,035
                                                    -----------

Cash flows from investing activities
Payments made for fixed asset additions                  (2,902)
Increase in replacement reserve                         (31,032)
                                                    -----------

Net cash used in investing activities                   (33,934)
                                                    -----------

Cash flows from financing activities
Principal payments under capital lease                  (24,400)
                                                    -----------

Net cash used in financing activities                   (24,400)
                                                    -----------

NET DECREASE IN CASH                                    (21,299)

Cash, beginning                                          64,810
                                                    -----------

Cash, ending                                        $    43,511
                                                    ===========

Supplemental disclosure of cash flow information
Cash paid for interest                              $   762,000
                                                    ===========

                          Geary Courtyard Associates

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The Partnership was formed as a limited partnership under the laws of the State of California on December 23, 1985, for the purpose of constructing, owning and operating a 164-unit rental housing project. The high-rise project, located at 639 Geary Street, San Francisco, California, operates under the name of Geary Courtyard Apartments and consists of studio and one bedroom apartments which are leased as both premium apartments and market rate units, of which 20% have been set aside for persons with low or moderate incomes within the meaning of Section 103(b)(4)(A) of the Internal Revenue Code. All leases between the Partnership and tenants of the property are operating leases.

Financing has been provided by Capital Realty Investors Tax Exempt Fund III Limited Partnership from the proceeds of tax exempt Multifamily Housing Revenue Bonds. The Partnership is regulated as to the operation of the project under a regulatory agreement with the City and County of San Francisco.

On June 30, 1993, the 1% general partner interest and the 99% limited partner interest were transferred to CRICO of Geary Courtyard, Inc. and CRICO Holdings, Inc., affiliates of CRITEF III, in satisfaction of certain defaults under the loan and guarantee agreements executed by the Partnership and the former general partner. This transfer resulted in a technical termina tion of the Partnership for federal income tax reporting purposes, as well as a step-up in the basis of the investment in real estate to its fair market value, as of the date of the transfer.

  Use of Estimates
  ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

                          Geary Courtyard Associates

                               December 31, 1995

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Income Tax Basis of Accounting
  ------------------------------

The Partnership maintains its accounts and the financial state ments have been prepared on the accounting basis used for income tax purposes. Accordingly, the building is depreciated using the Modified Accelerated Cost Recovery System, as permitted by the Internal Revenue Code, rather than its estimated economic life as required by generally accepted accounting principles. Also, rents received in advance are recognized as income rather than deferred.

  Investment in Real Estate
  -------------------------

Investment in real estate is carried at cost, which is not in excess of net realizable value. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using accelerated methods.

  Loan Costs
  ----------

Loan costs are being amortized on a straight-line method over the remaining terms of the mortgages.

  Tenant Security Deposits
  ------------------------

Tenant security deposits are held in a separate interest bearing bank account in the name of the Partnership.

  Rental Income
  -------------

Rental income is recognized as rentals are received.

  Income Taxes
  ------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

                          Geary Courtyard Associates

                               December 31, 1995


NOTE B - REALIZATION OF ASSETS

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The Partnership's lender, (CRITEF
III), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF III entered into a Merger Agreement subject to shareholder approval, with Watermark III Partners, L.P., as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. (CAPREIT), who is the general partner of Watermark III Partners L.P., may therefore pursue one of the following scenarios.

 . The current Partnership structure would be preserved and all of the Partnership interests would be transferred to CAPREIT; or

 . The current Partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place; or

 . The current Partnership structure would be collapsed and all of the assets and liabilities of the Partnership would be assumed by CAPREIT or one of its subsidiaries.

Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the Partnership be unable to continue as a going concern.


NOTE C - CAPITAL LEASES

The Partnership leased furniture under capital leases between the Partnership and R&B Rehabilitation Services, Inc., an affiliate of the management agent. These assets are included in furniture and equipment. The leases were paid in full as of December 31, 1995.

                          Geary Courtyard Associates

                               December 31, 1995



NOTE D - RELATED PARTY TRANSACTIONS

The general partner of the Partnership, CRICO of Geary Courtyard, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage for the project.

  Mortgages Payable
  -----------------

The first and second mortgages payable to CRITEF III in the combined amount of $18,900,000 have been funded partially through the sale of City and County of San Francisco Multifamily Housing Revenue Bonds ($18,000,000) and partially through a working capital loan from CRITEF III ($900,000). The mortgages are secured by first and second deeds of trust against the rental property and an assignment of rents.

While the underlying City and County of San Francisco tax exempt Multifamily Housing Revenue Bonds mature on December 1, 2008 (a twenty-year term), the project's mortgage loans securing the bonds have terms not to exceed ten years. Principal is not amortized during the term of the loans and is due in a lump-sum payment on maturity of the mortgage (November 1, 1999) or at such earlier time as CRITEF III may require under terms of the Indenture of Trust. The mortgages may not be prepaid during the first seven years of the loan and may be renegotiated between the seventh and tenth years.

As of December 31, 1995, the Partnership was in default with regard to its mortgage due to its inability to generate suffi cient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Interest is determined by the sum of three component rates, a base interest rate, a primary contingent interest rate and a supplemental contingent interest rate described as follows:

  Base Interest accrues at a rate of 9.085% for the mortgage backed bond loan
  -------------
and 11.7% for the working capital loan and is to be paid monthly from project operations. At December 31, 1995, unpaid base interest amounted to $5,722,503. At December 31, 1995, compounding interest calculated on the outstanding base interest of $1,405,179 has not been recorded.

                          Geary Courtyard Associates

                               December 31, 1995

NOTE D - RELATED PARTY TRANSACTIONS (Continued)

In addition, for the first twenty months a construction period deferred base interest was payable only as a priority distribu tion from the proceeds available upon sale or refinancing and accrued at the rate of 2.285% for the first year (construction period) and 1.81% for the next eight months (rent-up period). The accrued construction period deferred base interest was $818,160 at December 31, 1995.

Primary Contingent Interest is payable quarterly and only as a priority
---------------------------
distribution from first available net cash flow. The primary contingent interest is to be paid currently each quarter if net cash flow is available on a noncumulative basis. The total primary contingent interest cannot exceed a maximum rate of 1.5% for the period from September 1, 1991 to December 31, 1993; 2.206% for the period from January 1, 1994 until December 31, 1997, and 1.5% thereafter on both the bond and working capital mortgage loans. During the year ended December 31, 1995, there was no net cash flow available to pay primary contingent interest.

Supplemental Contingent Interest is payable quarterly only from the available
--------------------------------
net cash flow remaining after payment of primary contingent interest. The supplemental contingent interest is to be paid currently each quarter if net cash flow after payment of primary contingent interest is available on a noncumulative basis. The total supplemental contingent interest cannot exceed a maximum rate of 5.415% on the bond mortgage and 6.3% on the working capital mortgage. However, for the period from January 1, 1994 through December 31, 1997, the interest rate shall be 4.709% for the bond mortgage and 5.594% for the working capital mortgage. Supplemental contingent interest is payable from 55% of net cash flow as defined in the agreement. During the year ended December 31, 1995, there was no net cash flow available to pay supplemental contingent interest.

                          Geary Courtyard Associates

                               December 31, 1995


NOTE D - RELATED PARTY TRANSACTIONS (Continued)

Shortfalls in Contingent Interest are to be paid as a priority distribution upon sale or refinancing of the project as follows:

    1. All primary contingent interest calculated and unpaid shall be paid from net sales or refinance proceeds, if available, after the payment of all outstanding principal on the mort-gages and any base interest, deferred base interest and various fees related to the bonds that are unpaid at the time of sale or refinancing.

    2. All supplemental contingent interest calculated and unpaid shall be paid from net sales or refinance proceeds remaining after the payment of the shortfall, if any, in primary contingent interest.

At December 31, 1995, primary and supplemental contingent interest of $7,012,800 has not been recorded.

A summary of interest incurred on the mortgages for the year ended December 31, 1995 is as follows:


                                                 Currently
                                     Deferred     Payable      Total
                                    ----------  -----------  ----------

Base interest                       $        -  $1,740,600   $1,740,600
Primary contingent interest            416,934           -      416,934
Supplemental contingent interest       897,966           -      897,966
                                    ----------  ----------   ----------

Total interest incurred              1,314,900   1,740,600   $3,055,500
                                                             ==========

Accrued interest payable,
beginning                            5,697,900   5,562,063

Interest paid                                -    (762,000)
                                    ----------  ----------

Accrued interest payable,
  ending                            $7,012,800  $6,540,663
                                    ==========  ==========

                          Geary Courtyard Associates

                               December 31, 1995


NOTE D - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Administration and Servicing Fee is payable monthly to the servicer at
-----------------------------------------
an amount equal to .625% per annum of the outstanding principal amount of the bonds and working capital loan. The servicer, through June 30, 1995, was CRICO Mortgage Company, Inc., an affiliated entity of the general partner. Effective July 1, 1995, CRIIMI Mae Services, Limited Partnership (CMSLP) acquired the rights to service the mortgage from CRICO Mortgage Company, Inc. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995, were transferred to CRI, Inc., an affiliate of the Partnership's general partner. The owners of CRI, Inc., are the shareholders of the Partnership's general partner. In addition, the owners of CRI, Inc., are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae, Inc., a publicly held corporation). As of December 31, 1995, $584,753 of mortgage servicing fees have been accrued of which $59,064 is payable to CMSLP and $525,689 is payable to CRI, Inc.

  Mortgage Escrows and Replacement Reserve Activity
  -------------------------------------------------

For the year ending December 31, 1995, cash and investments held by the bond trustee consist of the following:


                                 Mortgage   Replacement
                                 Escrows      Reserve
                                ----------  -----------

Balance at December 31, 1994    $  59,796       $62,314
Deposits                          261,600        28,704
  Interest                          5,261         2,328
Withdrawals
City fees                         (16,875)            -
Trustee fees                       (5,400)            -
Real estate taxes                (171,666)            -
Insurance                         (65,241)            -
                                ---------       -------

Balance at December 31, 1995    $  67,475       $93,346
                                =========       =======

  Mortgage Escrows
  ----------------

The Partnership is required to make monthly deposits for both real estate taxes and insurance premiums to the mortgage escrow account maintained by CMSLP. During the year ended December 31, 1995, the Partnership made all required deposits to this escrow account.

                          Geary Courtyard Associates

                               December 31, 1995



NOTE D - RELATED PARTY TRANSACTIONS (Continued)

  Replacement Reserve
  -------------------

In accordance with the terms of the regulatory agreement, the Partnership was required to make monthly deposits to the replacement reserve which was held by CMSLP. The Fund is to be used for the replacement of project assets. The required deposit into the replacement reserve account for the year ending December 31, 1995 is $28,704.

NOTE E - CITY AND TRUSTEE FEES

The City fee is payable quarterly to the City and County of San Francisco in the amount of .125% of the outstanding principal amount of the bonds. During the year ended December 31, 1995, $22,500 was charged to operations and $16,875 was paid.

Trustee Fees are payable annually to the Bankers Trust Company of California National Association of California in the amount of .03% of the outstanding principal amount of the bonds. During the year ended December 31, 1995, the entire $5,400 annual fee was paid and charged to operations.


NOTE F - MANAGEMENT FEES

The property is managed by R&B Realty Group, an unaffiliated entity, pursuant to a management agreement, which has an initial term of one year with annual automatic renewal terms until notice is given of cancellation. The current management agreement provides for a management fee of 4% of monthly rental collections. Such fees charged to operations during the year ended December 31, 1995 were $73,481.


NOTE G - OTHER REVENUE (ACCOUNT NO. 5990)

Other revenue consists of the following:

          Application and cleaning fees     $14,774
          Miscellaneous other revenue         5,392
                                             ------

                                            $20,166
                                             ======

                          Geary Courtyard Associates

                               December 31, 1995

NOTE H - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

Other renting expenses consist of the following:

      Corporate sales                             $58,392
      Concessions                                   2,181
                                                   ------

                                                  $60,573
                                                   ======


NOTE I - MISCELLANEOUS ADMINISTRATIVE EXPENSES (ACCOUNT NO. 6390)

Miscellaneous administrative expenses consist of the following:

      Leasing salaries                            $45,356
      Recreation director                          23,600
      Credit information                           19,244
      Armored car                                   2,028
      Other                                           587
                                                  -------
                                                  $90,815
                                                   ======


NOTE J - FIXED ASSET ADDITIONS

During 1995, the Partnership incurred $2,902 for fixed asset additions related to the purchase of additional exercise and office equipment.

                            SUPPLEMENTAL INFORMATION

                          Geary Courtyard Associates

                        SCHEDULE OF CAPITAL IMPROVEMENTS
                       RECLASSIFIED TO OPERATING EXPENSES

                          Year ended December 31, 1995





                                          Account
Description          Account Name         Number   Amount
-------------  -------------------------  -------  -------

Carpeting      Decorating supplies           6561   $8,443
Elevator       Elevator maintenance/con-
               tract                         6545    4,141
Drapery        Repairs material              6541    4,238
                                                    ------
                                                   $16,822
                                                    ======


                                     -20-